Securities and Exchange Commission
                             Washington, D.C. 20549

                                  Form 8-KSB/A

        Current Report Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934

         Date of Report (Date of earliest event reported): March 5, 1999

       Equity Growth Systems, inc. (Exact name of registrant as specified in its charter)

             Delaware (State or other jurisdiction of incorporation

                         0-3718 (Commission File Number)

                  11-2050317 (IRS Employer Identification No.)

            8001 DeSoto Woods Drive; Sarasota, Florida 34243 (Address
                   of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (941) 358-8182

        Not applicable. (Former name or former address, if changed since last report)


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Item 4.        Changes in Registrant's Certifying Accountant

            Ms. Penny Adams Field, designated as the Registrant's audit committee by the Registrant's newly elected directors decided that the Registrant's auditors should be replaced with auditors selected by her who where in closer geographic proximity provided that they were also members of the AICPA's Securities Practice Section and had been subjected to required peer review. On March 5, 1999, at Mrs. Field's recommendation, the Registrant's Board of Directors engaged the firm of Bowman & Bowman, P.A., Certified Public Accountants with offices at 1705 Colonial Boulevard, Suite D-1; Fort Meyers, Florida 33907, telephone number (941) 939-2301 and fax number (941) 939-1297, to perform the Registrant's audit for 1998. The decision to replace Baum & Company, P.A., the Registrant's auditors for calendar years 1995, 1996 and 1997 should not be deemed to imply dissatisfaction therewith on any matters but rather, involved the convenience of Mrs. Field and a determination by the Registrant to adopt the spirit of the Commission's recent emphasis on the importance of audit committees.

     The report of Baum & Company, P.A. on the Registrant's financial statements as of December 31, 1997 and for period from January 1, 1995 to December 31, 1997 did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles other than with reference to its inability to obtain confirmations involving threatened litigation from David Albright, Esquire, Jr., a Maryland attorney then serving as litigation counsel in a number of actions in which the Registrant, although not a party had an interest.

     In connection with the audit of the Registrant's financial statements as of December 31,1997 and for the period since January 1,1995 to December 31,1997, and in the subsequent period, there were no disagreements with Baum & Company, P.A. in any matters of accounting principles or practices, financial statement disclosure , or auditing scope or procedures which, if not resolved to the satisfaction of Baum & Company, P.A., would have caused Baum & Company, P.A. to make reference to the matter in their report.

     The Registrant requested Baum & Company, P.A. to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. Baum & Company replied indicating that it believed that the Registrant's disclosure was misleading in that it implied that Baum & Company was not a member of the AICPA's Securities and Exchange Commission Practice Section, when in fact, it is a member. The Registrant does not deny that Baum & Company is a member of the AICPA's Securities and Exchange Commission Practice Section and the first paragraph of this report should not be interrupted to mean it is not a member. Other than as to that issue, Baum & Company agreed with the disclosure. A copy of Baum & Company's response is included as an exhibit to this report.

Item 7.     Financial Statements and Exhibits

(c)     Exhibits

Item    Page    Description
16.1    4      Letter re change in  Registrant's  certifying  accountant

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                                    Signature

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          Equity Growth Systems, inc.,
                             A Delaware corporation
                                  (Registrant)

Date: April 1, 1999

                          By: /s/Charles J. Scimeca/s/
                         Charles J. Scimeca, President

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